UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2009

FINDEX.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

620 North 129th Street, Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(402) 333-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 –Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

On March 13, 2009, and pursuant to our bylaws, our board of directors authorized the issuance of the following restricted stock compensation awards:

Date Securities Issued	Securities Title	Issued to	Number of Securities Issued	Consideration*
Common Stock Issuances
Issued as compensation to the independent members of the board of directors for services rendered April 1, 2008 through December 31, 2008
3/13/2009	Common Stock	Independent Board of Directors	2,142,857	$45,000

Issued as compensation to certain executive officers for services rendered January 1, 2004 through December 31, 2008
3/13/2009	Common Stock	Executive Officers	1,907,143	$40,050

Issued as compensation to certain employees for services rendered January 1, 2004 through December 31, 2008
3/13/2009	Common Stock	Employees	1,450,000	$30,450

*Consideration is calculated to be the value of the security at the date of issuance.

For these unregistered sales, we relied on the private offering exemption of Section 4(2) of the Securities Act and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) representations obtained from the acquirors relative to their accreditation and/or sophistication (or from offeree or purchaser representatives, as applicable) and/or their relationship to the company (directors and officers), (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities coupled with investment representations obtained from the acquirors.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2009, and pursuant to our bylaws, our board of directors authorized the issuance of the following restricted stock compensation awards as a retention bonus to our current executive officers for their services rendered from January 1, 2004 through December 31, 2008:

Date Securities Issued	Securities Title	Issued to	Number of Securities Issued	Consideration*
Common Stock Issuances
Issued as compensation to executive officers
3/13/2009	Common Stock	Steven Malone	907,143	$19,050
3/13/2009	Common Stock	Kirk R. Rowland	500,000	$10,500
3/13/2009	Common Stock	William Terrill	500,000	$10,500

*Consideration is calculated to be the value of the security at the date of issuance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINDEX.COM, INC.

Dated: March 18, 2009	By:	/s/ Steven Malone
Steven Malone
President & Chief Executive Officer